Financial Instruments and Fair Value	9 Months Ended	12 Months Ended
	Sep. 30, 2018	Dec. 31, 2017
Fair Value Disclosures [Abstract]
Financial Instruments and Fair Value
Note 9. Financial Instruments and Fair Value
Financial instruments that are potentially subject to credit risk consist principally of trade receivables. Collateral is generally not required. The risk associated with this concentration is mitigated by our ongoing credit-review procedures and insurance.
A large portion of our cash is held by a few major financial institutions. We monitor the exposure with these institutions and do not expect any of these institutions to fail to meet their obligations. All highly liquid investments with a maturity of three months or less from the date of purchase are considered to be cash equivalents. The cost of these investments approximates fair value. We also consider the carrying value of restricted cash balances to be representative of its fair value.
As of September 30, 2018 and December 31, 2017, we had $14.9 million and $12.3 million, respectively, of cost and equity method investments.
The following table summarizes the fair value information at September 30, 2018 and December 31, 2017 for contingent consideration liabilities measured at fair value on a recurring basis in the respective balance sheet line items:

		Fair Value Measurements Using
Financial statement line item	Carrying Amount	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value
September 30, 2018
Other current liabilities- contingent consideration	$17.4	$—	$—	$17.4	$17.4
Other noncurrent liabilities- contingent consideration	41.4	—	—	41.4	41.4
December 31, 2017
Other current liabilities- contingent consideration	1.3	—	—	1.3	1.3
Other noncurrent liabilities- contingent consideration	45.2	—	—	45.2	45.2

Contingent consideration liabilities relate to Galliprant for which the fair value was estimated using a discounted cash flow analysis and Level 3 inputs, including projections representative of a market participant view for the probability of achieving potential future payments to Aratana Therapeutics, Inc. and an estimated discount rate. The amount to be paid is dependent upon certain development, success-based regulatory, and sales-based milestones. In addition, the amount of royalties to be paid is calculated as a percentage of net sales dependent upon the timing and geography and will, therefore, vary directly with increases and decreases in net sales of Galliprant. There is no cap on the amount that may be paid pursuant to this arrangement. During the second quarter of 2018, as a result of an increase in the projected cash flows related to Galliprant, we increased the fair value of the contingent consideration liabilities by $8.5 million. The additional expense was recognized in other-net (income) expense.
We have long term debt of $2.5 billion that is recorded at amortized cost in our condensed consolidated balance sheet as of September 30, 2018. We consider the carrying value of the long term debt to be representative of its fair value as of September 30, 2018. The fair value of this long term debt is estimated based on quoted market prices of similar liabilities and is classified as Level 2. As of December 31, 2017, long term debt was not material.

Note 7: Financial Instruments

Financial instruments that potentially subject us to credit risk consist principally of trade receivables. Collateral is generally not required. The risk associated with this concentration is mitigated by our ongoing credit‑review procedures and insurance.

A large portion of our cash, which is legally owned by us and is recognized on the combined balance sheets, is held by a few major financial institutions. Lilly monitors the exposure with these institutions and does not expect any of these institutions to fail to meet their obligations. We consider all highly liquid investments with a maturity of three months or less from the date of purchase to be cash equivalents. The cost of these investments approximates fair value.

As of December 31, 2017 and 2016, we had $12.3 million and $9.0 million, respectively, of cost and equity method investments.

The following table summarizes the fair value information at December 31 for contingent consideration liabilities measured at fair value on a recurring basis:

		Fair Value Measurements Using
		Quoted Prices
		in Active	Significant
		Markets for	Other	Significant
		Identical	Observable	Unobservable
	Carrying	Assets	Inputs	Inputs	Fair
Financial statement line item	Amount	(Level 1)	(Level 2)	(Level 3)	Value
December 31, 2017
Other current liabilities‑contingent consideration	$1.3	—	—	$1.3	$1.3
Other noncurrent liabilities‑contingent consideration	45.2	—	—	45.2	45.2
December 31, 2016
Other current liabilities‑contingent consideration	4.7	—	—	4.7	4.7
Other noncurrent liabilities‑contingent consideration	41.5	—	—	41.5	41.5

Contingent consideration liabilities relate to Galliprant for which the fair value was estimated using a discounted cash flow analysis and Level 3 inputs, including projections representative of a market participant view for the probability of achieving potential future payments to Aratana and an estimated discount rate. As discussed in Note 4, the amount to be paid is dependent upon certain development, successo‑based regulatory, and sales‑based milestones. In addition, the amount of royalties to be paid is calculated as a percentage of net sales dependent upon the timing and geography and will, therefore, vary directly with increases and decreases in net sales of Galliprant.